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                                                                    Exhibit 23.2



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Valley Media, Inc. on Form S-8 of our report dated June 29, 2001, appearing in the Annual Report on Form 10-K of Valley Media, Inc. for the fiscal year ended March 31, 2001.


                                                   /s/ Deloitte & Touche LLP

San Francisco, California
August 10 2001